UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 3, 2011
Baxter International Inc.

(Exact name of registrant as specified in its charter)
Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620

(Commission File Number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633

(Address of principal executive offices)	(Zip Code)
(847) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 3, 2011, at the annual meeting of shareholders, shareholders of Baxter International Inc. (the “Company”) approved the Baxter International Inc. Employee Stock Purchase Plan (the “ESPP”). All employees of the Company and its designated subsidiaries are eligible to participate in the ESPP. Under the ESPP, participating employees are permitted to elect to purchase shares of the Company’s common stock at a price equal to 85 percent of the closing price of a share of Company common stock on the purchase date (the last day of each month), up to maximum limitations set forth in the ESPP.
     This description of the ESPP is qualified in its entirety by reference to the actual ESPP, which was filed as Appendix A to the Company’s Definitive 2011 Annual Meeting Proxy Statement on Form 14A (File No. 1-4448) filed on March 18, 2011 (the “Proxy Statement”) and is hereby incorporated by reference.
     On May 3, 2011, at the annual meeting of shareholders, shareholders of the Company also approved the Baxter International Inc. 2011 Incentive Plan (the “Plan”). All employees, non-employee directors and consultants, independent contractors and agents of the Company and its subsidiaries are eligible to receive awards under the Plan. Under the Plan, the Committee may grant stock options, stock appreciation rights, full value awards (including restricted shares, restricted share units, deferred shares, deferred share units, dividend equivalent units, performance share and performance share units) and cash incentive awards.
     This description of the Plan is qualified in its entirely by reference to the actual Plan, which was filed as Appendix B to the Proxy Statement and is hereby incorporated by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
     On May 3, 2011, Baxter International Inc. held its annual meeting of shareholders. The following is a summary of the matters voted on at the meeting.
(a)	The four nominees for director were elected to serve three-year terms ending in 2014, as follows:

				Broker
Nominee	For	Against	Abstain	Non-Votes
Wayne T. Hockmeyer	426,127,479	2,308,420	308,212	53,638,013
Robert L. Parkinson, Jr.	416,815,928	11,572,710	355,473	53,638,013
Thomas T. Stallkamp	417,468,512	10,954,105	321,494	53,638,013
Albert P.L. Stroucken	426,047,634	2,382,950	313,527	53,638,013
(b)	The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2011 was ratified by the following vote.

For	Against	Abstain

477,813,794	4,045,937	522,393

(c)	By the following vote, shareholders approved, on an advisory basis, the 2010 compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Votes

395,237,585	19,838,153	13,668,373	53,638,013
(d)	By the following vote, shareholders recommended, on an advisory basis, to hold advisory votes on executive compensation on an annual basis.

Every year	Every two years	Every three years	Abstain	Broker Non-Votes

264,726,733	3,794,916	158,881,765	1,340,697	53,638,013
The Company will include an advisory shareholder vote on executive compensation in its proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.
(e)	By the following vote, shareholders approved the Baxter International Inc. Employee Stock Purchase Plan.

For	Against	Abstain	Broker Non-Votes

422,292,241	5,922,605	529,265	53,638,013
(f)	By the following vote, shareholders approved the Baxter International Inc. 2011 Incentive Plan.

For	Against	Abstain	Broker Non-Votes

383,556,527	44,441,488	746,096	53,638,013
(g)	By the following vote, shareholders did not approve the proposal (which required the affirmative vote of two-thirds of the 44,281 holders of outstanding shares of the company common stock as of the record date) to amend Article SIXTH of the Company’s amended and restated certificate of incorporation to eliminate the classified board structure.

For	Against	Abstain

3,723	293	159

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
10.18	Baxter International Inc. Employee Stock Purchase Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 18, 2011).
10.19	Baxter International Inc. 2011 Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement on Schedule 14A, filed on March 18, 2011).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
By:	/s/ Stephanie A. Shinn
Stephanie A. Shinn
Corporate Vice President and Corporate Secretary

Date: May 9, 2011